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Defined Asset Funds(SM)

The Select S&P Industrial Portfolio

Performance Summary 2nd Quarter o 1998






Take indexing to another level. . .













Salomon Smith Barney

A Member of Travelers Group [LOGO]

SELECT S&P INDUSTRIAL PORTFOLIO  o 2ND QUARTER PERFORMANCE SUMMARY o 1998

Indexing - it's a strategy to mirror the returns of major indices. Why not take a step beyond?

      The S&P Industrial Portfolio takes indexing to another level.

Instead of simply replicating an index, the Select S&P Industrial Strategy attempts to single out stocks within the index for a combination of value, capital appreciation potential and current dividend income.

The Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the S&P Industrial Index(*) with high dividend yields and potential value.

The Strategy

Like other Portfolios in the Select Series, the Select S&P Industrial Portfolio employs a "buy and hold" style of investing following a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. At the end of one year, you can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. You will defer recognition of gains and losses on stocks contributed to successor portfolios. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Past Performance of Prior Select S&P Industrial Portfolio.

Past Performance is no guarantee of future results.

           Series From Inception Through 6/30/98
Inception                                         Return(1)
1/22/97                        Series A           20.52%
2/24/97                        Series B           20.98%
4/21/97                        Series C           29.85%
6/9/97                         Series D           17.26%


             Most Recently Completed Portfolio
Period                                            Return(1)
1/22/97-3/13/98                 Series A          31.43%
2/24/97-4/24/98                 Series B          22.96%
4/21/97-5/22/98                 Series C          35.59%

(1) Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on rollovers and different performance periods.

Hypothetical Past Performance of the Strategy (not any Portfolio)


                              [INSERT CHART]


Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 8, the S&P 500 Index in 9 and S&P Industrial Index in 8 of the last 25 years. There can be no assurance that any Portfolio will outperform these indices.

Average Annual Total Returns

         )
For periods ending 12/31/97         3 year      5 year      10 year      15 year      20 year      25 year
Strategy(2)                         26.63%      18.21%      20.34%       19.94%       19.07%       16.25%
DJIA                                29.85%      21.81%      18.41%       18.21%       16.33%       13.01%
S&P 500 Index                       30.82%      20.06%      17.89%       17.37%       16.41%       12.85%
S&P Industrial Index                29.16%      19.48%      17.41%       17.12%       16.25%       12.64%

The results above are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at each year end, divided by the initial public offering price and do not reflect the deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

(*) "Standard & Poor's," "S&P," "S&P 500" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

(2) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Annual Total Returns

                                        S&P             S&P
                                        500           Industrial
Year       Strategy(2)    DJIA         Index            Index
1973        -20.13%      -13.12%       -14.66%         -14.61%
1974         -5.35       -23.14        -26.47          -26.54
1975         40.63        44.40         36.92           36.78
1976         30.89        22.72         23.53           22.59
1977         -6.53       -12.71         -7.19           -8.20
1978          6.06         2.69          6.39            7.50
1979         26.47        10.52         18.02           18.40
1980         18.23        21.41         31.50           32.98
1981          7.67        -3.40         -4.83           -6.69
1982         25.87        25.79         20.26           20.14
1983         24.72        25.68         22.27           22.79
1984         12.34         1.06          5.95            4.09
1985         29.98        32.78         31.43           30.08
1986         28.78        26.91         18.37           18.54
1987          2.52         6.02          5.67            9.13
1988         42.04        15.95         16.58           15.80
1989         35.40        31.71         31.11           29.30
1990          0.96        -0.57         -3.20           -0.84
1991         27.06        23.93         30.51           30.39
1992         11.50         7.34          7.67            5.63
1993          2.28        16.72          9.97            8.90
1994         11.41         4.95          1.30            3.75
1995         36.68        36.48         37.10           34.26
1996         12.25        28.57         22.69           22.70
1997         33.34        24.78         33.10           30.80
6/30/98       6.64        14.11         17.66           18.72
Average      16.20%       13.32%        13.31%          13.14%

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a sub-set of the S&P 500 Index*, which includes only industrial stocks. Defined Asset Funds then removes any stocks that are a part of the Dow Jones Industrial Average (DJIA)*.

2. Quality Screen: We include only stocks that Standard & Poor's ranked A+ or A. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, which ranges from A+ for the highest ranked stocks to D for those stocks which Standard & Poor's considers to be the most speculative. These rankings are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by their market capitalization from highest to lowest, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4.   Highest Dividend Yield:  Finally, we rank the remaining stocks
     according to dividend yield.   From that group, we select the 15
     highest-yielding stocks for the Portfolio.

                            Defined Asset Funds

                 Buy With Knowledge o Hold With Confidence

Salomon Smith Barney is a service mark of Smith Barney Inc. Smith Barney Inc. and Salomon Brothers Inc. are affiliated but separately registered broker dealers under common control of Salomon Smith Barney Holdings Inc. Salomon Brothers Inc. and Salomon Smith Barney Holdings Inc. have been licensed to use the Salomon Smith Barney service mark.

Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income. U.S. equity markets have been at historically high levels and no assurance can be given that these levels will continue.

o    There can be no assurance that the Portfolio will meet its objective.

o The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o Generally, dividends (except to a limited extend on rollovers) and any gains will be subject to tax each year.

Select Now(!)

You can get started with the Select S&P Industrial Portfolio with just $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Please read the prospectus carefully before you invest.

Additional S&P Industrial Portfolios may be offered in the future. Information contained herein is subject to amendment. A registration statement relating to the securities of the next Portfolio has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

[Recycling LOGO] Printed on Recycled Paper                         UT2104 7/98

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